                                 EXHIBIT 99.1
                                 ------------

                               ESCROW AGREEMENT

    This Escrow Agreement dated as of the effective date (the "Effective Date") set forth on schedule 1 attached hereto ("Schedule 1") by and among the purchaser identified on Schedule 1 (the "Purchaser"), the sellers identified on
Schedule 1, as such schedule may be amended from time to time (the "Sellers"), who shall be represented with respect to this Escrow Agreement by the stockholder representative identified on Schedule 1 (the "Stockholder Representative"), and JPMorganChase Bank, as escrow agent hereunder (the "Escrow Agent"). Unless otherwise defined herein, all terms have the meaning set forth in the Agreement and Plan of Merger among Cytyc Corporation, a Delaware corporation, Cytyc Health Corporation, a Delaware corporation, and Pro Duct Health, Inc., a Delaware corporation, dated as of October 17, 2001, as amended (the "Merger Agreement").

    WHEREAS, the Purchaser and the Sellers have agreed to deposit in escrow certain shares of common stock and funds as security for the indemnification obligations of the Sellers pursuant to Article VIII of the Merger Agreement and the letter dated October 18, 2001 (the "Indemnification Letter") from Pro Duct Health, Inc. to Cytyc Corporation and Cytyc Health Corporation (the "Indemnification Obligations") and wish such deposit to be subject to the terms and conditions set forth herein.

    NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. APPOINTMENT. The Purchaser and the Sellers hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment, under the terms and conditions set forth herein.

2. ESCROW FUND. Simultaneous with the execution and delivery of this Escrow Agreement and from time to time thereafter, the Sellers are depositing with the Escrow Agent the shares of the common stock of the Purchaser, par value $0.01 per share (the "Purchaser Common Stock"), duly endorsed in blank (the "Escrow Shares"), and the Purchaser is depositing with the Escrow Agent the cash indicated as the escrow deposit on Schedule 1 and such additional amounts as the Purchaser may deposit with the Escrow Agent from time to time (the "Escrow Cash," and collectively the "Escrow Fund"). The Purchaser shall direct the Escrow Agent with regard to the treatment of any deposits made into the Escrow Fund following the execution and delivery of this Escrow Agreement. The Escrow Agent shall hold the Escrow Fund and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Cash and the proceeds thereof as directed in Section 3. The Escrow Cash and the Escrow Shares shall be separately accounted for by the Escrow Agent and shall be segregated into two separate accounts within the Escrow Fund. The Escrow Cash shall be held for the benefit of the Purchaser, and the parties agree to treat the Escrow Cash as owned by the Purchaser and not received by the Sellers to the extent not distributed to the Sellers, and to file all Tax Returns on a basis consistent with such treatment.

3. INVESTMENT OF ESCROW CASH. During the term of this Escrow Agreement, the Escrow Cash shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Purchaser and the Stockholder Representative and as shall be acceptable to the Escrow Agent. All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments will be executed through JPMorgan Fleming Asset Management (JPMFAM), in the investment management division of JPMorgan Chase. Subject to principles of best execution, transactions are effected on behalf of the Escrow Fund through broker-dealers selected by JPMFAM. In this regard, JPMFAM seeks to attain the best overall result for the Escrow Fund, taking into consideration quality of service and reliability. An agency fee will be assessed in connection with each transaction. Periodic statements will be provided to Purchaser and the Stockholder Representative reflecting transactions executed on behalf of the Escrow Fund. The Purchaser and the Stockholder Representative, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Cash.

4. VOTING. The registered holders of the Escrow Shares shall have the full right to vote any Escrow Shares in the Escrow Fund that are not distributed to the Purchaser in respect of indemnification claims pursuant to the Indemnification Obligations.

5. DISTRIBUTION ON ESCROW SHARES. The registered holders of the Escrow Shares shall be entitled to receive the economic benefit of any dividends paid with respect to the Escrow Shares that are not distributed to the Purchaser in respect of indemnification claims pursuant to the Indemnification Obligations. Any cash dividends, dividends payable in securities or other distributions of any kind paid or made on a portion or all of the Escrow Shares (but excluding any shares of Purchaser stock received upon a stock split or stock dividend unless such stock dividend or stock split is taxable to the registered holder of the Escrow Shares who is the beneficial owner of such shares pursuant to Section 301 of the Internal Revenue Code of 1986, as amended) shall not be held in escrow hereunder, but shall be distributed by the Escrow Agent directly to the registered holder of such Escrow Shares upon the Escrow Agent's receipt of instructions to that effect from the Purchaser and the Stockholder Representative.

6. DISPOSITION. Any request made of the Escrow Agent for the release of Escrow Shares or Escrow Cash will be calculated and determined by the Purchaser and submitted in written form to the Escrow Agent pursuant to the Merger Agreement. Any such request shall also specify, if applicable, the amount of the Escrow Fund to be retained in escrow for the benefit of the Sellers. If at any time the Escrow Agent is requested pursuant to this Escrow Agreement to release the Escrow Shares to any party other than the Purchaser or the Stockholder Representative, the parties acknowledge that the Escrow Agent is not responsible for the disposition of share certificates representing the Escrow Shares while such certificates are outside its possession nor is the Escrow Agent required to solicit any such third party for the return of such shares certificates to the Escrow Fund.

    Specifically, in the event that the Purchaser wishes to make any indemnification claim under Section 8.2 of the Merger Agreement, the Purchaser shall provide written notice of such claim (an "Indemnification Notice") to the Escrow Agent and the Stockholder Representative. Any such notice shall, to the extent practicable, set forth in reasonable detail the basis for the claim and shall include a good faith determination of the estimated amount of the claim. Thereafter, the Stockholder Representative shall have twenty-five (25) Business Days following its receipt of the Indemnification Notice in which to deliver notice of objection to such claim to the Purchaser and the Escrow Agent. If no objection notice is given, then the claim in the amount alleged by the Purchaser in the Indemnification Notice shall be deemed to be valid and indemnifiable pursuant hereto. No offset shall be permitted if the relevant claim is timely disputed as set forth above, unless and until its validity is finally resolved. In the event that the Purchaser is entitled to offset, the Purchaser shall provide written notice (the "Resolved Claim Notice") of such offset to the Escrow Agent and the Stockholder Representative. Within five (5) Business Days after receipt of the Resolved Claim Notice, the Escrow Agent shall deliver to the Purchaser any Escrow Cash up to the amount of such offset and, to the extent there is any balance remaining, the Escrow Agent shall also deliver to the Purchaser a sufficient number of the certificates representing the Escrow Shares to pay the balance of such offset, whereupon the Purchaser shall, subject to
Section 2.2.2 of the Merger Agreement, cancel the certificates and issue and deliver to the Escrow Agent new certificates, to be held in escrow, in the names of the Sellers, which certificates shall cover a number of shares equal to the number of Escrow Shares covered by the certificates delivered to the Purchaser less a number of shares determined by dividing the amount of the offset remaining after payment of the Escrow Cash by the Closing Valuation Price, subject to the requirements of Section 2.2.2 of the Merger Agreement.

    Within five (5) Business Days following the first anniversary of the Effective Date of the Merger Agreement, upon written notice from the Purchaser, the Escrow Agent shall distribute to the Sellers, at their respective addresses set forth on Schedule 1, in an equal amount per Escrow Share, any Escrow Cash less (i) the amount of Escrow Cash offset prior to the first anniversary of the Effective Date pursuant to Section 8.2.2 of the Merger Agreement and the above paragraph, and (ii) an amount of Escrow Cash which the Escrow Agent shall retain equal to the aggregate amount of indemnification claims in U.S. Dollars made by the Purchaser pursuant to Section 8.2 of the Merger Agreement which shall be outstanding and unresolved (the "Aggregate Outstanding Claims"), or in the event that the Aggregate Outstanding Claims exceed the remaining amount of Escrow Cash, all remaining Escrow Cash (such amount of retained Escrow Cash, as well as any such amount of retained Escrow Cash as it may be further reduced after the first anniversary of the Effective Date by distributions to the Sellers and offsets by the Purchaser pursuant to Section 8.2.2 of the Merger Agreement, the "Retained Escrow Cash"). The Escrow Agent shall also deliver to the Purchaser the certificates representing the Remaining Escrow Shares (as defined below), whereupon the Purchaser shall cancel these certificates and (i) issue in the names of the Sellers in accordance with the Merger Agreement, certificates in an amount, not to exceed the Remaining Escrow Shares, equal to the sum of the Claim Shares (as defined below) in respect of any outstanding indemnification claim made in an Indemnification Notice provided by the Purchaser pursuant to Section 8.2 of the Merger Agreement, which certificates shall be delivered to the Escrow Agent to be held in escrow, and (ii) issue in the names of the Sellers and send to them in accordance with Section 2.2.2 of the Merger Agreement, certificates representing in the aggregate the amount of the Distributable Shares (as defined below) (provided that the Purchaser may adjust the number of shares represented by any certificate to the minimum extent necessary to avoid fractional shares). For purposes of this Escrow Agreement,
(v) the term "Claim Shares" shall mean a number of shares of Purchaser Common Stock determined by dividing (i) the Aggregate Outstanding Claims less the Retained Escrow Cash, by (ii) the Closing Valuation Price; (w) the term "Distributable Shares" shall mean a number of shares of Purchaser Common Stock determined by subtracting the Claim Shares from the Remaining Escrow Shares; (x) the term "Remaining Escrow Shares" shall mean a number of shares of Purchaser Common Stock equal to the number of Escrow Shares deposited into the Escrow Fund less the number of Escrow Shares already offset pursuant to Section 8.2.2 of the Merger Agreement or distributed to the Sellers pursuant to Section 2.2.2 of the Merger Agreement.

     In the event and to the extent that after the first anniversary of the Effective Date any outstanding indemnification claim made by the Purchaser pursuant to Section 8.2 of the Merger Agreement is resolved against the Purchaser, the Escrow Agent shall deliver to the Sellers at their respective addresses set forth on Schedule 1, in an equal amount per Escrow Share, an amount of the Retained Escrow Cash corresponding to the amount of the outstanding indemnification claim resolved against the Purchaser. To the extent the amount of such outstanding indemnification claim exceeds the amount of the Retained Escrow Cash, the Escrow Agent shall deliver to the Purchaser the certificates representing the Remaining Escrow Shares, whereupon the Purchaser shall cancel these certificates and (i) issue in the names of the Sellers in accordance with the Merger Agreement certificates in an amount, not to exceed the Remaining Escrow Shares, equal to the sum of the Claim Shares in respect of the Aggregate Outstanding Claims, which certificates shall be delivered to the Escrow Agent to be held in escrow, and (ii) issue in the names of the Sellers and send to them in accordance with Section 2.2.2 of the Merger Agreement, certificates representing in the aggregate the amount of the Distributable Shares (provided that the Purchaser may adjust the number of shares represented by any certificate to the minimum extent necessary to avoid fractional shares). In the event and to the extent that after the first anniversary of the Effective Date any outstanding claim for indemnification made by the Purchaser pursuant to
Section 8.2 of the Merger Agreement is resolved in favor of the Purchaser, the Purchaser shall be entitled to offset pursuant to Section 8.2.2 of the Merger Agreement.

     At the time that the Escrow Agent shall distribute any amount of Escrow Cash to the Sellers pursuant to the foregoing, the Escrow Agent shall also distribute to the Sellers the interest or other income earned with respect to such amount while held in the Escrow Fund; provided, however, that the Escrow Agent shall withhold from such amount of interest or other income, and pay to the Purchaser, an amount equal to the product of (i) the Purchaser's aggregate federal and state income tax rate, taking into account the deductibility of state income taxes for federal income tax purposes, and (ii) the total taxable income recognized by the Purchaser with respect to the amount of Escrow Cash being distributed net of the total deductions allowed to the Purchaser pursuant to the Internal Revenue Code of 1986, as amended, Section 483 with respect to the distribution of such amount of Escrow Cash to the Sellers. The Purchaser and the Stockholder Representative shall provide a calculation to the Escrow Agent of the amount payable to the Purchaser pursuant to the preceding sentence. Any interest or other income earned with respect to the Escrow Cash that is not distributed to the Sellers or paid to the Purchaser pursuant to the first sentence of this paragraph shall be paid to the Purchaser when all Escrow Cash has been retained by the Purchaser or released from the Escrow Fund pursuant to the terms and conditions of Section 2.2.2 or Section 8.2.2 of the Merger Agreement. Any interest or other income earned with respect to the Escrow Cash shall not be treated as Escrow Cash for purposes of Section 2.2.2 or Section
8.2.2 of the Merger Agreement.

7. TERMINATION. Upon delivery of the Escrow Fund in full by the Escrow Agent pursuant to the provisions of Section 6, this Escrow Agreement shall terminate, subject to the provisions of Section 11. The Purchaser and the Sellers may also terminate this Escrow Agreement upon their mutual written consent.

8. ESCROW AGENT. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. References to the Merger Agreement included in this Escrow Agreement are for informational purposes only and have been inserted for reference in connection with specific Escrow-related occurrences. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Purchaser or the Sellers. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

9. SUCCESSION. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 30 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

10. FEES. The Purchaser agrees to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney's fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

11. INDEMNITY. The Purchaser shall indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnitees") from all loss, liability or expense (including the fees and expenses of outside counsel) arising out of or in connection with third-party claims or actions relating to (i) the Escrow Agent's execution and performance of this Escrow Agreement, except to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of any indemnitee, or (ii) the Escrow Agent following any instructions or other directions given by the Purchaser and the Stockholder Representative collectively, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The Escrow Agent shall provide the Purchaser prompt written notice of any such claim or action and the Purchaser shall have the right to control the defense, compromise or settlement thereof. The Escrow Agent may participate in the defense of such claim or action with its own counsel, at its expense. The Escrow Agent shall provide the Purchaser reasonable assistance in connection with the defense, compromise or settlement of any such claim or action. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

12. TINS. The Purchaser and the Sellers each represent that its correct Taxpayer Identification Number ("TIN") assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. Each of the Purchaser and the Sellers agree to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 (or Form W-8, in the case of a non-U.S. person) to the Escrow Agent prior to the date on which any income earned on the investment of the Escrow Cash is credited to the Escrow Fund. The Escrow Agent shall have no responsibility for ensuring that it receives such forms from the Purchaser or the Sellers. All interest or other income earned from the investment of the Escrow Cash ("Earnings") shall be treated as having been received by the Purchaser for income tax purposes, and the parties shall file Tax Returns on a basis consistent with such treatment. All Earnings shall be paid as directed in a joint written direction of the Purchaser and the Stockholder Representative and reported by the recipient to the Internal Revenue Service or any other taxing authority. Notwithstanding such written directions, the Escrow Agent shall report and, as required, withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all Earnings shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3. In the event that any Earnings remain undistributed at the end of any calendar year, the Escrow Agent shall (a) report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Purchaser and the Stockholder Representative and (b) withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities; provided, however, that any such reporting or withholding by the Escrow Agent shall be done on a basis consistent with the Earnings being treated as having been received by the Purchaser for income tax purposes, as set forth above.

13. NOTICES. All communications hereunder shall be in writing and shall be deemed to be duly given and received:

  (i) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
  (ii) on the next Business Day (as hereinafter defined) if sent by overnight courier; or
  (iii) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on
  Schedule 1 or at such other address as any party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.

In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day on which commercial banking institutions in New York, New York are customarily open for the purpose of transacting business.

14. SECURITY PROCEDURES. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Purchaser or the Stockholder Representative to identify (i) the beneficiary,
(ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

15. MISCELLANEOUS. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing referencing this Escrow Agreement and signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 9, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under this Escrow Agreement because of, acts of God, fire, floods, strikes, or other similar force majeure causes reasonably beyond its control, provided that the party experiencing such force majeure promptly notifies the other parties thereof, takes all reasonable actions to promptly remedy the effects of such force majeure, and resumes performance under this Escrow Agreement as promptly as possible thereafter.
This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

                               JP MORGAN CHASE BANK
                               as Escrow Agent

                               By: /s/ Saverio A. Lunetta
                                   ----------------------


                               CYTYC CORPORATION

                               By: /s/ A. Suzanne Meszner-Eltrich
                                   ------------------------------


                               STOCKHOLDER REPRESENTATIVE on behalf of the SELLERS


                               By: /s/ Ross Jaffe
                                   -----------------
                               Name:  Dr. Ross Jaffe

                                   Schedule 1


Effective Date:  November 30, 2001

Name of Purchaser:  Cytyc Corporation
Purchaser Notice Address:  85 Swanson Road, Boxborough, MA  01719
Purchaser TIN:  02-0407755

Name of Sellers:  see attached list
Sellers Notice Address:  see attached list
Sellers TIN:  see attached list

Name of Stockholder Representative:  Dr. Ross Jaffe
Stockholder Representative Notice Address:  3000 Sand Hill Road, Building 1,
                                            Suite 260 Menlo Park, CA 94025

Escrow Cash:  $3,765,880.96

Investment:      [specify]
     [ ]  The Chase Manhattan Bank Money Market Account;

     [ ]  A trust account with The Chase Manhattan Bank;

     [x] A money market mutual fund, including without limitation the JPMorgan Fund or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates. Specifically the U.S. Government 30-day SEC yield fund described on the attached schedule.

     [ ] Such other investments as the Purchaser, the Stockholder Representative and the Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Purchaser and the Stockholder Representative and accepted by the Escrow Agent.

Escrow Agent notice address:   JPMorgan Chase Bank
                               450 W. 33rd Street
                               15th Floor
                               New York, New York 10001
                               Attention:  Lakeesha Middleton
                               Fax No.: 212-946-3935

Escrow Agent's compensation:  As provided on attached Schedule of Fees

                                   Schedule 2



                     Telephone Number(s) for Call-Backs and
          Person(s) Designated to Confirm Funds Transfer Instructions

If to the Purchaser:


 Name                                Telephone Number


1. A. Suzanne Meszner-Eltrich        (978) 266-3185

2. ______________________            _______________________

3. ______________________            _______________________


If to the Sellers:


 Name                                Telephone Number


1. Ross Jaffe                        (650) 233-7877

2. ______________________            _______________________

3. ______________________            _______________________

Telephone call-backs shall be made to each the Purchasers and the Sellers if joint instructions are required pursuant to this Escrow Agreement.

                                       10